Filed Pursuant to Rule 497(e)
1933 Act No. 333-108229
1940 Act No. 811-21419

Hennessy Funds Select Series
Original Class Shares

July 9, 2012

Supplement to the Original Class Prospectus dated February 28, 2012

In connection with a change in portfolio managers, the following sections are replaced in their entirety as follows:

Portfolio Managers discussion for Hennessy Select SPARX Japan Smaller Companies Fund on page 9:

“The portfolio managers of the Fund are Tadahiro Fujimura, who has been a portfolio manager of the Fund since its inception, and Hidehiro Moriya, who has been a portfolio manager of the Fund since June, 2012.”

Portfolio Managers discussion for Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund beginning on page 11:

“The Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are co-managed by some of the largest and most experienced Asia-based asset management specialists.  The Hennessy Select SPARX Japan Fund’s co-portfolio managers are Masakazu Takeda and Yu Shimizu.  The Hennessy Select SPARX Japan Smaller Companies Fund’s co-portfolio managers are Tadahiro Fujimura and Hidehiro Moriya.

The reference below to the title “CMA” designates that individual as a Chartered Member of the Security Analysts Association of Japan.

Masakazu Takeda, CMA, has been a Portfolio Manager of the Hennessy Select SPARX Japan Fund since November, 2006, and has primary responsibility for the day-to-day management of the Fund’s portfolio.  He has been an analyst and fund manager with SPARX since 1999. Prior to joining SPARX, Masa was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities).

Yu Shimizu, CMA, has been a portfolio manager of the Hennessy Select SPARX Japan Fund since January, 2012.  He joined SPARX in 2005.  Prior to joining SPARX, he worked as an analyst at UFJ Partners Asset Management Co., Ltd. (currently, Mitsubishi UFJ Asset Management Co., Ltd.) and as an analyst at Yasuda Capital Management Co., Ltd. (currently, Yasuda Asset Management Co., Ltd.).

Tadahiro Fujimura, CFA and CMA, has been a Portfolio Manager of the Hennessy Select SPARX Japan Smaller Companies Fund since its inception, and has primary responsibility for the day-to-day management of the Fund’s portfolio.  He acts as head of the Investment & Research Division at SPARX and is responsible for overseeing Japanese Mid and Small Cap Strategies.  Prior to joining SPARX, he was chief portfolio manager of the small cap investment team at Nikko Investment Trust & Management (currently Nikko Asset Management).

Hidehiro Moriya has been a Portfolio Manager of the Hennessy Select SPARX Japan Smaller Companies Fund since June, 2012.  He joined SPARX 2006 as a research analyst, covering Mid and Small Cap companies.  Prior to joining SPARX, he worked in the investment banking division of Morgan Stanley Japan Limited, where he handled large equity offerings and mergers and acquisitions.

The Statement of Additional Information for the Funds, which is incorporated by reference into the Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.